Exhibit 99.1

   FOUR OAKS BANK    1    Investor Presentation  March 2017  Proprietary and Confidential

   Disclosure  2

Four Oaks Fincorp Overview

- Founded in 1912 and headquartered in Four Oaks, NC
  - Bank holding company with Four Oaks Bank and Trust as the principal subsidiary
- 14 locations, predominately in the Raleigh MSA
- $735 million balance sheet
  - Total loans: $515 million
  - Total deposits: $558 million
  - DTA: $18 million - fully recaptured
- Solid Tier 1 Capital – 12/31/16
  - FOFN: 9.5%; FOB: 11.0%
- Exchange: OTCQX; Ticker: FOFN
- Executed a 1 for 5 reverse split in March, supported by a $1 million share repurchase plan
- Outstanding shares post split = 6.8 million (pre-split = 34 million)
- Recent trading price: $3.40 per share — Market cap: $115 million
- Tangible Book: $2.01 per share — Price to TBV: 1.69x
- Ken Lehman owns 48.3% of o/s shares; total insider holdings = 54%
- No dividend currently paid

3

Foundational Work

- Restructured the balance sheet
- Improved asset quality; adjusted credit culture
- Restructured the organization and leadership team
- Grew loans and deposits
- Upgraded the technology infrastructure
- Improved governance, risk management and our regulatory posture
- Exited Third Party Payment Processor business
- Captured the deferred tax asset value
- Returned to sustained and increasing profitability

4

   Three Years of Focus  5

   Recent Financials  6

Now versus Then

FOUR OAKS BANK

- **2016 balance sheet is far more sound and efficient**

Balance Sheet Comparison (000s)	Notes:	12/31/2016	12/31/2013	$ Change	% Change
Cash & Due From Banks	1	32,563	128,629	(96,066)	-75%
Investments (including CDs)		127,471	162,429	(34,958)	-22%
Loans, Net of Unearned Income	2	507,210	492,712	14,498	3%
ALLL		(9,647)	(11,590)	1,943	-17%
Bank Premises and Equipment		12,217	12,571	(354)	-3%
Foreclosed Assets		1,682	8,502	(6,820)	-80%
Investment in Life Insurance		19,987	14,380	5,607	39%
Deferred Tax Asset	3	18,201	0	18,201	n/m
Other Assets		10,199	13,913	(3,714)	-27%
Total Assets		**719,883**	**821,546**	**(101,663)**	-12%
Non-Interest Bearing Demand	1, 4	151,860	228,203	(76,343)	-33%
Money Market, NOW, and Savings	5	200,386	166,102	34,284	21%
Time Deposits	5	201,285	263,315	(62,030)	-24%
Borrowings	5	70,000	112,000	(42,000)	-38%
Sub-debt & Promissory Notes		23,872	24,372	(500)	-2%
Other Liabilties		4,475	5,931	(1,456)	-25%
Total Liabilities		**651,878**	**799,923**	**(148,045)**	-19%
Common Stock	6	33,785	7,978	25,807	323%
Additional Paid in Capital		31,948	34,269	(2,321)	-7%
Retained Earnings	3, 6	2,287	(20,390)	22,677	-111%
Accumated Other Comprehensive Income		(15)	(234)	219	-94%
Total Equity		**68,005**	**21,623**	**46,382**	215%
Total Liabilities & Equity		**719,883**	**821,546**	**(101,663)**	-12%
Tier 1 Leverage - Bank		**11.0%**	**5.5%**		
Tier 1 Leverage - FOFN		**9.5%**	**3.6%**		
Texas Ratio		**6%**	**129%**		

1. **Runoff of third party deposits (TPPP) and related inefficient liquidity**
2. **Growth in loans ($52 million), while cleaning out loan portfolio ($37 million of balance disposed)**
3. **DTA recapture**
4. **Organic DDA growth of $40 million while $117 million of TPPP exited**
5. **Planned runoff/exit of higher cost CDs and borrowings**
6. **Capital raise, DTA and earnings**

7

   Share Performance  8  Year end 2016 versus year end 2013  Share performance: Up 51% since election day Up 123% since 1/1/2015

   Why FOFN?   9  Two and a half years after the capital raise, we have an opportunity for significant additional value creation.

     10  Intentionally blank

The Raleigh Market

- MSA population of 1.3 million
- Growth through 2022 is projected to be 8+% per year
- 72% of net population growth in NC through 2025 will be in Raleigh and Charlotte MSAs (UNC Center of Demography)
- Wake County population is projected to double by 2035 (Census projection)
- Raleigh was named:
  - No 2 in "America's Hottest Spots for Tech Jobs" (Forbes)
  - Best Big City in the Southeast (Money)
  - Scored 14 out of 106 cities in Small Business Vitality Score (ACBJ)
- Apex was named "Best Place to Live" (Money, 2015)
- Chapel Hill / Durham – the remainder of the "Triangle"
  - Population of 550k
  - Projected growth of 6+%

11

    Our Markets   12    We operate 12 full service branches and 2 loan production offices in 4 countiesWe are fortunate - our two primary market counties are among the fastest growing pair in the state and region. We want to grow – in the right markets, in the right way.         

Wake and Johnston Counties

FOUR OAKS BANK

SNL


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2
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World HQ
Branch
LPO
February 23, 2017

© 2017 S&P Global Market Intelligence All rights reserved. Bing, © 2017 HERE, © 2017 Microsoft Corporation, © AND

- Significant growth in and around Apex and Holly Springs - 1
- Solid growth in North Raleigh – 2
- Growth finally starting (after a decade of waiting) toward Zebulon – 3
- Continual growth in Johnston County - 4

- 11 of our full service branches are shown – 10 of the branches are in Wake and Johnston Counties (Raleigh MSA)
- 2 LPO's – Apex and North Raleigh
- Branch in Dunn (Harnett County) and a branch in Wallace (Duplin County) – outside Raleigh MSA
- Recently closed Southern Pines LPO and Harrells, NC limited service location

13

   14  Source: SNL Financial and Company public filings   Return to Profitability  Dollar Value in Millions  Includes $16.6 million in DTA recapture and limited tax expense  Includes $3.6 million DTA recapture

   15   After Tax Income – Proforma  Source: SNL Financial and Company public filings, Company calculation  Dollar Value in Thousands  Primarily balance sheet restructuring and solid loan growth  Note: Proforma income calculated using NIAT adjusted for DTA impact and 1X cost event in 4Q 2016

    Equity & Leverage Ratio - FOFN    Dollar Value in Millions  Source: SNL Financial and Company public filings  Note: FOB (Bank) Tier 1 = 11.0% at 12/31/16  Rights Offering  DTA Recapture  16

   17   Total Assets & Margin  Dollar Value in Millions  Source: SNL Financial and Company public filings   Paydown of expensive LT debt and runoff of above market CDs has allowed for an increase in NIM

   Loan Portfolio Snapshot  18  94% of lending is secured by real estate collateralCRE represents 67% of the portfolio (including OO & resi construction)Four Oaks manages concentrations toward the top of policy guidelines

   19   NPAs and Texas Ratio  Dollar Value in Millions  Source: SNL Financial and Company public filings

     20  Intentionally blank

   Deposits and Cost  21  Dollar Value in Millions  Notes: TPPP deposits of $117 million – exited during 20152011-2013: exit of high priced CDs, incl. brokered   Year end 2016 deposit composition  Source: SNL Financial and Company public filings

Organizational Update

- **Market leaders and their teams have continued to perform very well**
  - **Average tenure of market leaders: 14 years with FOB**

- **David Rupp became President in March, 2015; CEO in July, 2015**

- **Ayden Lee and David Rupp completed their transition in December 2015, with Ayden filling the Chairman's role**

- **Executive team of six is made up of three long time Four Oaks leaders and three new team members**

  - **Jeff Pope – Chief Banking Officer (26 years)**
  - **Lisa Herring – Chief Operating Officer / Chief Risk Officer (14 yrs)**
  - **Deanna Hart – Chief Financial Officer (13 years)**

  - **David Rupp – Chief Executive Officer**
  - **Rocky Herring – Chief Credit Officer**
  - **Larry DesPres – Chief Information Officer**

- **Ken Lehman and David Rupp joined the Board of Directors in March, 2015**

22

Risk Management Update

FOUR OAKS BANK

- **Asset Resolution Plan completed in 2015**
- **Credit processes and credit culture continue to improve**
- **Third Party Payment Processing exited in 4Q 2015**
- **Reset the regulatory relationship; dramatically improved**
- **Exited the 2011 Written Agreement; entered into a much reduced 2015 Written Agreement with the FRB only**
- **Operating process now in continual improvement mode**
- **Interest rate risk now a primary focus; deposit pricing discipline**
- **Technology risk management and cyber security is an area of increasing investment and emphasis**

23

2017 – The Work Ahead

FOUR OAKS BANK

Areas of focus in the coming year:

Improve Customer Delivery

- Across both branch and electronic channels
- Deploy near term product set in retail, electronic banking and cards

Increase Productivity

- Both revenue and expense across existing franchise
- Adopt practical changes to the current business model

Develop a High Performing Culture

- Through initiatives and HR transformation

Remain Vigilant on Risk

- Credit, operating, compliance and technology
- Market / Interest rate – prepare for inflation and / or stagflation

Prepare Our Platform for Growth

- Organic
- Strategic

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Strategic Initiatives

- Existing product conversions and upgrades
- End to end lending re-engineering
- Continued progress on Fiserv integration
- Technology transformation
- HR transformation
- Adjustments to our branch delivery model
- Key market decisions
- Deposit products and pricing
- Balance sheet management
- Capital management

25

Link - Opportunity and Work  26

   2017 Timeline  27